Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.     ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

__________________________________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on March 26, 2018 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.

PART A		PROSPECTUS/PROXY STATEMENT CAPTION

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Voting Information; Exhibit A: Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information; Exhibit B: Description of the Acquiring Company's Board Members

Item 6.	Information About the Fund Being Acquired

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant

Statement of Additional Information of Dreyfus Worldwide Growth Fund, a series of the Registrant, dated March 1, 2017, as revised or amended March 31, 2017, May 1, 2017, June 30, 2017 and September 1, 2017 (1)

Item 13.	Additional Information About the Fund Being Acquired

Statement of Additional Information of Dreyfus Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc., dated March 1, 2017, as revised or amended March 31, 2017, April 14, 2017, May 1, 2017, July 27, 2017, August 31, 2017, September 29, 2017, December 29, 2017 and February 1, 2018 (2)

Item 14.	Financial Statements

Annual Report of Dreyfus Worldwide Growth Fund, a series of the Registrant, dated October 31, 2017 (3); Semi-Annual Report of Dreyfus Worldwide Growth Fund, a series of the Registrant, dated April 30, 2017 (4); Annual Report of Dreyfus Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc., dated August 31, 2017 (5); Semi-Annual Report of Dreyfus Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc., dated February 28, 2017 (6)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

_______________________

(1)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of Dreyfus Worldwide Growth Fund, a series of the Registrant (File No. 33-58282), filed pursuant to Rule 497 under the Securities Act, as amended, on August 31, 2017.

(2)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of Dreyfus Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc. (File No. 33-16338), filed pursuant to Rule 497 under the Securities Act, as amended, on January 31, 2018.

(3)	Incorporated herein by reference to the Annual Report of Dreyfus Worldwide Growth Fund, a series of the Registrant, filed on January 2, 2018 (File No. 811-07512).

(4)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Worldwide Growth Fund, a series of the Registrant, filed on July 3, 2017 (File No. 811-07512).

(5)	Incorporated herein by reference to the Annual Report of Dreyfus Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc., filed on October 31, 2017 (File No. 811-05202).

(6)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Core Equity Fund, a series of The Dreyfus/Laurel Funds, Inc., filed on May 4, 2017 (File No. 811-05202).

DREYFUS CORE EQUITY FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Core Equity Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Fund is a series of The Dreyfus/Laurel Funds, Inc. (the "Company"). The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund. Fayez Sarofim & Co. ("Sarofim & Co.") is the sub-investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Holders of Class A, Class C or Class I shares of the Fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively. Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund. The Acquiring Fund and the Fund each focus on "blue chip" companies with total market capitalizations exceeding $5 billion, including multinational companies. The Acquiring Fund and the Fund have the same portfolio managers who employ a "buy-and-hold" investment strategy for the funds. In addition, the Acquiring Fund's Class A, Class C and Class I shares had a lower total annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of its most recent fiscal year end and as of [_______], 2018. The Acquiring Fund and the Fund also have comparable performance records. Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Company's Board of Directors has [unanimously] approved the proposed reorganization. The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that has a lower total annual expense ratio than, and a comparable performance record to that of, the Fund. In approving the reorganization, the Company's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
The Dreyfus/Laurel Funds, Inc.

April [__], 2018

PROPOSED REORGANIZATION OF
DREYFUS CORE EQUITY FUND
WITH AND INTO
Dreyfus Worldwide Growth fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS CORE EQUITY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about June 29, 2018 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Core Equity Fund (the "Fund"). You will receive Class A, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class C or Class I shares of the Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of The Dreyfus/Laurel Funds, Inc. (the "Company").

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a much larger combined fund. As of December 31, 2017, the Acquiring Fund had approximately $671.4 million and the Fund had approximately $177.7 million in net assets. In addition, the Acquiring Fund's Class A, Class C and Class I shares had lower total annual expense ratios than the Fund's Class A, Class C and Class I shares, respectively, based on the expenses of each fund as of its most recent fiscal year end and as of [_____], 2018. See "Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund's Class A, Class C and Class I shares also had a comparable performance record to that of the corresponding class of Fund shares for the one-, five- and ten-year periods ended December 31, 2017. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Management believes that, as a result of becoming shareholders in a much larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable Dreyfus, as the Acquiring Fund's investment adviser, and Fayez Sarofim & Co. ("Sarofim & Co."), as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The Fund seeks long-term capital appreciation.

To pursue its goals, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The Acquiring Fund normally invests at least 25% of its assets in foreign companies (i.e., those companies organized under the laws of countries other than the U.S.) and at least 25% of its assets in U.S. companies. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The Fund may invest in foreign securities, but does not seek to invest a particular percentage of its assets in foreign companies.

The Acquiring Fund and the Fund each focus on "blue chip" companies with total market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. Blue chip, multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world. These companies often have a long record of profit growth and dividend payment and a reputation for quality management, products and services. They may be subject to the risks that are involved in investing in foreign securities.

The Acquiring Fund and the Fund have the same portfolio managers who, when choosing stocks for the funds, identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the portfolio managers then seek companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The portfolio managers for the Acquiring Fund and the Fund also are alert to companies which they consider undervalued in terms of current earnings, assets or growth prospects.

The Acquiring Fund and the Fund each employ a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A "buy-and-hold" strategy is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the funds' trading costs and minimizes tax liability by limiting the distribution of capital gains.

Each fund also may invest in U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are considered common stock for purposes of the fund's policy with respect to the investment of 80% of its net assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interests in securities of non-U.S. issuers that are publicly-traded in overseas markets, and may be converted into the underlying foreign securities. Although ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, their values depend on the performance of the non-dollar denominated underlying foreign securities.

Given that the Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar. Because the Acquiring Fund normally invests at least 25% of its assets in foreign companies, it generally holds more ADRs than the Fund and, thus, may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, to a greater extent than the Fund.

Dreyfus is the investment adviser to both the Acquiring Fund and the Fund. Dreyfus has engaged Sarofim & Co. to serve as the Acquiring Fund's and the Fund's sub-investment adviser and provide the day-to-day management of each fund's investments. The Fund and the Acquiring Fund have the same portfolio managers, who are employees of Sarofim & Co. MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders. Management currently estimates that approximately 17% of the Fund's portfolio securities may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $7 million in capital gains (approximately $0.71 per share) as a result of the sale of such portfolio securities. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $4,300, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. As of August 31, 2017, the Fund's fiscal year end, and as of [_______], 2018, the Fund had no capital loss carryforwards.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Wire Redemption and Dreyfus TeleTransfer Privileges, Dreyfus Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Automatic Withdrawal Plan and Dreyfus Express®, that you currently have as a shareholder of the Fund. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. While you will continue to have the same privileges as a holder of Class A, Class C or Class I shares of the Acquiring Fund as you previously did as a holder of Class A, Class C or Class I shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Dreyfus Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

The Acquiring Fund has a lower management fee and, as described below, although circumstances might change, lower total annual fund expenses than the Fund. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.10% of the value of the Fund's average daily net assets. Dreyfus, in turn, pays Sarofim & Co. for the provision of sub-investment advisory services to the Acquiring Fund and the Fund. In addition, the Acquiring Fund's Class A, Class C and Class I shares had a lower total annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end and as of [______], 2018.

Unlike the arrangements between most investment advisers and the funds they manage, the Fund pays Dreyfus a "unitary" fee and Dreyfus pays all of the Fund's expenses except for certain fees and expenses described in the Prospectus/Proxy Statement. The Acquiring Fund pays Dreyfus a separate management fee, pays certain other service providers (such as the custodian and transfer agent) directly, and bears other Acquiring Fund expenses directly. Consequently, although the Acquiring Fund's Class A, Class C and Class I shares had, and are expected to continue to have, lower total annual expense ratios than the corresponding class of shares of the Fund, because the "other" expenses of each class of the Acquiring Fund may vary from year to year, it is possible that the total fund operating expenses of one or more classes of the Acquiring Fund will be more or less than those of the corresponding class of the Fund.

Annual fund operating expenses for the Fund and the Acquiring Fund as of the last fiscal year end (August 31, 2017 for the Fund and October 31, 2017 for the Acquiring Fund) were 1.35% and 1.18% for Class A, 2.10% and 1.92% for Class C, and 1.10% and 0.91% for Class I, respectively. As of [______], 2018, Class A, Class C and Class I shares of the Acquiring Fund continued to have lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively. Annual fund operating expenses for the Fund and the Acquiring Fund as of [______], 2018 were 1.35% and [___]% for Class A, 2.10% and [___]% for Class C, and 1.10% and [___]% for Class I, respectively.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had a lower total annual expense ratio, based on the expenses of each fund as of the fund's most recent fiscal year end and as of [_______], 2018, and a comparable performance record generally), expenses relating to the reorganization will be borne by the Fund, whether or not the reorganization is consummated. Such expenses are expected to total approximately $200,000 or approximately [0.11]% of the Fund's net assets as of [_______], 2018. It is estimated that holders of the Fund's Class A, Class C and Class I shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately [7] months, [6] months and [6] months, respectively, after the reorganization occurs based on the current estimate of the expenses of the reorganization and each Class's pro rata share of those expenses. The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Fund in connection with the reorganization, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which has similar investment objectives and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that had, with respect to its Class A, Class C and Class I shares, a lower total annual expense ratio than the Fund's Class A, Class C and Class I shares, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end. In addition, the Acquiring Fund had a comparable performance record to that of the Fund for the one-, five- and ten-year periods ended December 31, 2017. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable Dreyfus, as the Acquiring Fund's investment adviser, and Sarofim & Co., as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because the Fund would not have to pay for return mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS CORE EQUITY FUND

 __________________________

Notice of Special Meeting of Shareholders
___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Core Equity Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, June 6, 2018, at 9:30 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C or Class I shares of the Fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on April 3, 2018 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Janette E. Farragher
Secretary

New York, New York
April [__], 2018

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

DREYFUS CORE EQUITY FUND

(a series of the dreyfus/laurel funds, inc.)

With and Into

DREYFUS WORLDWIDE GROWTH FUND

(a series of dreyfus premier worldwide growth fund, inc.)

 _______________________________________

PROSPECTUS/PROXY STATEMENT
[____________], 2018

_______________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 6, 2018

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company"), on behalf of Dreyfus Core Equity Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, June 6, 2018, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on April 3, 2018 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C or Class I shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class C or Class I Fund shares, respectfully, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated [_________], 2018, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") on [__________], 2018 (File No. 333-[______]) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies. The Acquiring Fund and the Fund are advised by Dreyfus. Fayez Sarofim & Co. ("Sarofim & Co.") serves as sub-investment adviser to the Acquiring Fund and the Fund and is responsible for the day-to-day management of each fund's investments. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The Fund seeks long-term capital appreciation. To pursue its goal, each fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stock, and focuses on "blue chip" companies with total market capitalizations exceeding $5 billion, including multinational companies. The Acquiring Fund normally invests at least 25% of its assets in foreign companies and at least 25% of its assets in U.S. companies. The Fund may invest in foreign securities, but does not seek to invest a particular percentage of its assets in foreign companies. The Acquiring Fund is a series of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Company"). A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated [March 1], 2018 and Annual Report for its fiscal year ended October 31, 2017 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended August 31, 2017, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Class A, Class C and Class I shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization, except as to broker non-votes as described under the heading "Voting Information." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

As of February 28, 2018, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares

[_________]	[________]	[_________]

Proxy materials will be mailed to shareholders of record on or about April 13, 2018. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company's Board of Directors, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has [unanimously] approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Company's Board of Directors has [unanimously] concluded that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. As of August 31, 2017, the Fund's fiscal year end, and as of [_______], 2018, the Fund had no capital loss carryforwards. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. The Acquiring Fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The Acquiring Fund's investment objectives are fundamental policies which may be changed only with the approval of the Acquiring Company's Board of Directors and the Acquiring Fund's shareholders. The Fund seeks long-term capital appreciation. The Fund's investment objective is a non-fundamental policy which may be changed with the approval of the Company's Board of Directors upon 60 days' prior notice to the Fund's shareholders.

To pursue its goals, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The Acquiring Fund normally invests at least 25% of its assets in foreign companies (i.e., those companies organized under the laws of countries other than the U.S.) and at least 25% of its assets in U.S. companies. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The Fund may invest in foreign securities, but does not seek to invest a particular percentage of its assets in foreign companies.

The Acquiring Fund and the Fund each focus on "blue chip" companies with total market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. Blue chip, multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world. These companies often have a long record of profit growth and dividend payment and a reputation for quality management, products and services. They may be subject to the risks that are involved in investing in foreign securities.

The Acquiring Fund and the Fund have the same portfolio managers who, when choosing stocks for the funds, identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the portfolio managers then seek companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The potential is assessed based on an analysis of historical performance and the portfolio managers' assessment of the companies' financial statements, industry, business model and management. The portfolio managers for the Acquiring Fund and the Fund also are alert to companies which they consider undervalued in terms of current earnings, assets or growth prospects.

The Acquiring Fund and the Fund each employ a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A "buy-and-hold" strategy is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the funds' trading costs and minimizes tax liability by limiting the distribution of capital gains. As a result, each fund invests for long-term growth rather than short-term profits.

Each fund also may invest in U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are considered common stock for purposes of the fund's policy with respect to the investment of 80% of its net assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interests in securities of non-U.S. issuers that are publicly-traded in overseas markets. ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, and may be converted into the underlying foreign securities. The Acquiring Fund and the Fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security.

The Acquiring Fund, like the Fund, typically sells a stock when the portfolio managers believe there is a significant adverse change in the company's business fundamentals that may lead to a sustained impairment in earnings power.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each of the Acquiring Fund and the Fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Acquiring Fund and the Fund have substantially similar fundamental investment restrictions. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Acquiring Fund and the Fund.

Investment Risks. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Given that the Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they are not the same. These risks, which apply to both funds, except as otherwise noted, are discussed below. Because the Acquiring Fund normally invests at least 25% of its assets in foreign companies, it generally holds more ADRs than the Fund and, thus, may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, to a greater extent than the Fund.

Principal Risks

•	Risks of stock investing. Each fund is subject to the risks of investing in stocks. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Blue chip risk. By focusing on large capitalization, high quality stocks, each fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

•	Market sector risk. The Acquiring Fund and the Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the performance of the Acquiring Fund or the Fund to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Foreign investment risk. To the extent the Acquiring Fund or the Fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent a fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

•	ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The Acquiring Fund and the Fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

Additional Risks

In addition to the principal risks described above, both the Acquiring Fund and the Fund are subject, except as otherwise noted, to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund and/or the Fund.

•	Foreign currency risk. (Acquiring Fund only) Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•	Securities lending risks. The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objectives. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical. No sales charge or CDSC will be imposed at the time of the Reorganization. Class I shares of the Fund and the Acquiring Fund are not subject to any sales charges. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The Fund and the Acquiring Fund each pay Dreyfus a management fee. The management fee structures of the Fund and the Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Fund pays Dreyfus a "unitary" fee at the annual rate of 1.10% of the value of the Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Fund's expenses except for management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and expenses, fees and expenses of the Company's non-interested Board members (including counsel fees), and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Company's non-interested Board members (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Fund's allocable share of such fees and expenses.

The Acquiring Fund pays Dreyfus a separate management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets, pays certain other service providers (such as the custodian and transfer agent) directly, and bears other Acquiring Fund expenses directly. Consequently, although the Acquiring Fund's Class A, Class C and Class I shares had, and are expected to continue to have, lower total annual expense ratios than the corresponding class of shares of the Fund, because the "other" expenses of each class of the Acquiring Fund may vary from year to year, it is possible that the total fund operating expenses of one or more classes of the Acquiring Fund will be more or less than those of the corresponding class of the Fund.

Dreyfus, and not the Acquiring Fund or the Fund, pays Sarofim & Co. for the provision of sub-investment advisory services to the Acquiring Fund and the Fund, respectively.

The Acquiring Fund's Class A, Class C and Class I shares had a lower total annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end and as of [__________], 2018. Annual fund operating expenses for the Fund and the Acquiring Fund as of the last fiscal year end (August 31, 2017 for the Fund and October 31, 2017 for the Acquiring Fund) were 1.35% and 1.18% for Class A, 2.10% and 1.92% for Class C, and 1.10% and 0.91% for Class I, respectively. As of [______], 2018, Class A, Class C and Class I shares of the Acquiring Fund continued to have lower total annual expense ratios than Class A, Class C and Class I shares of the Fund, respectively. Annual fund operating expenses for the Fund and the Acquiring Fund as of [______], 2018 were 1.35% and [___]% for Class A, 2.10% and [___]% for Class C, and 1.10% and [___]% for Class I, respectively.

The fees and expenses set forth in the tables below for the Fund are as of its fiscal year ended August 31, 2017 and for the Acquiring Fund as of its fiscal year ended October 31, 2017. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $200,000, or approximately [0.11]% of the Fund's net assets as of [_______], 2018. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund, the Acquiring Fund or the Pro Forma combined fund set forth below.

	Fund Dreyfus Core Equity Fund Class A Shares	Acquiring Fund Dreyfus Worldwide Growth Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.10%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	none	none
Other expenses (including shareholder services fees)	0.01%	0.43%	0.42%
Total annual fund operating expenses	1.36%	1.18%	1.17%
Fee waiver and/or expense reimbursement	(0.01)%	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.35%[2]	1.18%	1.17%

______________________

[1]	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

[2]	Dreyfus has agreed in its investment management agreement with the Fund to: (1) pay all of the Fund's expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the Fund's allocable portion of the fees and expenses of the non-interested Board members and their counsel (in the amount of 0.01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the Fund's shareholders.

	Fund Dreyfus Core Equity Fund Class C Shares	Acquiring Fund Dreyfus Worldwide Growth Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.10%	0.75%	0.75%
Distribution and/or service (12b-1) fees	1.00%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.01%	0.42%	0.38%
Total annual fund operating expenses	2.11%	1.92%	1.88%
Fee waiver and/or expense reimbursement	(0.01)%	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.10%[2]	1.92%	1.88%

______________________

[2]	Dreyfus has agreed in its investment management agreement with the Fund to: (1) pay all of the Fund's expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the Fund's allocable portion of the fees and expenses of the non-interested Board members and their counsel (in the amount of 0.01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the Fund's shareholders.

	Fund Dreyfus Core Equity Fund Class I Shares	Acquiring Fund Dreyfus Worldwide Growth Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.10%	0.75%	0.75%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.01%	0.16%	0.15%
Total annual fund operating expenses	1.11%	0.91%	0.90%
Fee waiver and/or expense reimbursement	(0.01)%	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.10%[2]	0.91%	0.90%

______________________

[2]	Dreyfus has agreed in its investment management agreement with the Fund to: (1) pay all of the Fund's expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the Fund's allocable portion of the fees and expenses of the non-interested Board members and their counsel (in the amount of 0.01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the Fund's shareholders.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The Example is based on the net operating expenses of the funds as of their respective fiscal year ends noted above, but does not include the $200,000 in estimated expenses that will be borne by the Fund in connection with the Reorganization. The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization on the Fund and the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund Dreyfus Core Equity Fund
	Class A Shares	Class C Shares	Class I Shares
1 Year	$705	$313/$213*	$112
3 Years	$978	$658	$350
5 Years	$1,272	$1,129	$606
10 Years	$2,105	$2,431	$1,340

	Acquiring Fund Dreyfus Worldwide Growth Fund
	Class A Shares	Class C Shares	Class I Shares
1 Year	$688	$295/$195*	$93
3 Years	$928	$603	$290
5 Years	$1,187	$1,037	$504
10 Years	$1,924	$2,243	$1,120

	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund
	Class A Shares	Class C Shares	Class I Shares
1 Year	$687	$291/$191*	$92
3 Years	$925	$591	$287
5 Years	$1,182	$1,016	$498
10 Years	$1,914	$2,201	$1,108

_________________________________

* Reflects CDSC charged if redeemed/without redemption.

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 2.89% and 7.36%, respectively, of the average value of the respective fund's portfolio.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Acquiring Fund

Dreyfus Worldwide Growth Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-31.57%	+22.40%	+11.88%	+6.76%	+13.41	+18.71%	+4.63%	-2.08%	+7.05%	+27.04%
'08	'09	'10	'11	'12	'13	'14	'15	'16	'17

Best Quarter:	Q3, 2009	+15.49%
Worst Quarter:	Q4, 2008	-15.41%

[The year to date total return of the Acquiring Fund's Class A shares as of March 31, 2018 was [___]%.]

Acquiring Fund

Dreyfus Worldwide Growth Fund
Average Annual Total Returns as of 12/31/17

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	19.73%	9.29%	5.87%
Class A returns after taxes on distributions	16.32%	7.58%	4.82%

Share Class	1 Year	5 Years	10 Years
Class A returns after taxes on distributions and sale of fund shares	13.96%	7.14%	4.59%
Class C returns before taxes	25.11%	9.77%	5.71%
Class I returns before taxes	27.38%	10.88%	6.78%
MSCI World Index reflects no deductions for fees, expenses or taxes	22.40%	11.64%	5.03%
S&P 500® Index reflects no deductions for fees, expenses or taxes	21.82%	15.78%	8.49%

Fund

Dreyfus Core Equity Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-31.81%	+22.37%	+15.07%	+6.68%	+9.37%	+21.49%	+7.23%	-2.95%	+6.92%	+26.20%
'08	'09	'10	'11	'12	'13	'14	'15	'16	'17

Best Quarter:	Q3, 2009	+13.37%
Worst Quarter:	Q4, 2008	-18.64%

[The year to date total return of the Fund's Class A shares as of March 31, 2018 was [___]%.]

Fund

Dreyfus Core Equity Fund
Average Annual Total Returns as of 12/31/17

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	18.92%	9.96%	6.06%
Class A returns after taxes on distributions	14.63%	7.20%	4.62%

Share Class	1 Year	5 Years	10 Years
Class A returns after taxes on distributions and sale of fund shares	14.11%	7.51%	4.67%
Class C returns before taxes	24.29%	10.46%	5.90%
Class I returns before taxes	26.48%	11.52%	6.95%
MSCI World Index reflects no deductions for fees, expenses or taxes	22.40%	11.64%	5.03%
S&P 500® Index reflects no deductions for fees, expenses or taxes	21.82%	15.78%	8.49%

Investment Adviser and Sub-Investment Adviser. The investment adviser for the Acquiring Fund and the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[261] billion in approximately [151] mutual fund portfolios. Dreyfus is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $[32.2] trillion in assets under custody and administration and $[1.8] trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Dreyfus has engaged Sarofim & Co., located at Two Houston Center, 909 Fannin Street, Houston, Texas 77010, to serve as the Acquiring Fund's and the Fund's sub-investment adviser. Sarofim & Co., subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of each fund's investments. Sarofim & Co. managed approximately $21.8 billion in assets, which includes investment advisory services for five registered investment companies having aggregate assets of approximately $3.4 billion, as of December 31, 2017.

A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus and the sub-investment advisory agreement between Dreyfus and Sarofim & Co. is available in the Acquiring Fund's annual report for the fiscal year ended October 31, 2017.

Primary Portfolio Managers. The Fund and the Acquiring Fund are both managed by the same team of portfolio managers employed by Sarofim & Co., which will manage the combined fund if the Reorganization is approved and consummated. The team consists of Fayez Sarofim, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee.

Mr. Fayez Sarofim is Chairman of the Board and Co-Chief Investment Officer of Sarofim & Co., which he founded in 1958, and has been a portfolio manager of the Acquiring Fund since its inception in July 1993 and of the Fund since its inception in September 1998. Mr. Christopher Sarofim is Vice Chairman of Sarofim & Co., where he has been employed since 1988, and has been a portfolio manager of the Acquiring Fund since April 1997 and of the Fund since September 1998. Mr. Lee is Chief Executive Officer and Co-Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations. Mr. Lee has been a portfolio manager of the Acquiring Fund and the Fund since November 2010. Mr. Sheedy is a Senior Vice President of Sarofim & Co., where he has been employed since 1971, and has been a portfolio manager of the Acquiring Fund and the Fund since October 2000. Ms. Crain is a Vice President and Director of Marketing and Client Services at Sarofim & Co., where she has been employed since 1993, and has been a portfolio manager of the Acquiring Fund and the Fund since October 2000.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Acquiring Company, and Francine J. Bovich, the Company and the Acquiring Company have different Board members. None of the Board members of the Company or the Acquiring Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Acquiring Company's Board members, see Exhibit C.

Independent Registered Public Accounting Firm. KPMG LLP is the independent registered public accounting firm for the Fund. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund.

Capitalization. The Fund has classified and issued three classes of its shares—Class A, Class C and Class I shares of common stock. The Acquiring Fund has classified and issued four classes of its shares—Class A, Class C, Class I and Class Y shares of common stock. There will be no exchange in the Reorganization of Class Y shares of the Acquiring Fund. In addition, each fund is authorized to issue Class T shares, but has no intention of offering Class T shares as of the date of this Prospectus/Proxy Statement. Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization. The following tables set forth, as of October 31, 2017, (1) the capitalization of the Fund's Class A, Class C and Class I shares, (2) the capitalization of the Acquiring Fund's Class A, Class C and Class I shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class C and Class I shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Dreyfus Core Equity Fund Class A	Acquiring Fund Dreyfus Worldwide Growth Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund Class A

Total net assets	$78,465,866	$433,074,723	$(86,291)*	$511,454,298
Net asset value per share	$19.94	$58.28	$(0.03)**	$58.28
Shares outstanding	3,935,127	7,430,970	(2,590,285)***	8,775,812

	Fund Dreyfus Core Equity Fund Class C	Acquiring Fund Dreyfus Worldwide Growth Fund Class C	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund Class C

Total net assets	$62,605,769	$44,556,198	$(70,707)*	$107,091,260
Net asset value per share	$19.42	$51.91	$(0.04)**	$51.91
Shares outstanding	3,224,489	858,326	(2,019,797)***	2,063,018

	Fund Dreyfus Core Equity Fund Class I	Acquiring Fund Dreyfus Worldwide Growth Fund Class I	Adjustments	Acquiring Fund Pro Forma After Reorganization Dreyfus Worldwide Growth Fund Class I

Total net assets	$40,221,751	$148,024,296	$(43,002)*	$188,203,045
Net asset value per share	$20.51	$58.72	$(0.03)**	$58.72
Shares outstanding	1,961,029	2,520,866	(1,276,802)***	3,205,093

______________________
*	Reflects the estimated costs of the Reorganization to be paid by the Fund (approximately $200,000).
**	Reflects the net asset value per share costs of the Reorganization to be paid by the Fund.
***	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of February 28, 2018, the Fund's total net assets (attributable to Class A, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) were $181,293,385 and $660,478,353, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are identical.

The price for Class A, Class C and Class I shares of the Fund and Class A, Class C and Class I shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase. Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution and Service Plans. Class A and Class C shares of the Fund and Class C shares of the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"). Under its Rule 12b-1 Plan, the Fund pays MBSC Securities Corporation ("MBSC"), the

Fund's distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the Fund's Class A shares and 1.00% of the value of the average daily net assets attributable to the Fund's Class C shares, respectively, to finance the sale and distribution of such shares and for shareholder servicing. Under its Rule 12b-1 Plan, the Acquiring Fund pays MBSC, the Acquiring Fund's distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to the Acquiring Fund's Class C shares to finance the sale and distribution of such shares. Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. There is no Rule 12b-1 Plan fee for Class A shares of the Acquiring Fund or Class I shares of either fund. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plan. Class A and Class C shares of the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the Acquiring Fund's Class A and Class C shares for providing shareholder services and/or maintaining shareholder accounts. There is no Shareholder Services Plan fee for Class I shares of the Acquiring Fund. The Fund has no shareholder services plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, as described above, which provide for payments for shareholder servicing. See the Acquiring Fund's Prospectus and Statement of Additional Information for a more detailed discussion of the Acquiring Fund's Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are identical. An investor may sell (redeem) Class A, Class C or Class I shares of the Fund and Class A, Class C or Class I shares of the Acquiring Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends quarterly and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class A, Class C or Class I shares of the Acquiring Fund as you previously did as a holder of Class A, Class C or Class I shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Dreyfus Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

REASONS FOR THE REORGANIZATION

Management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and investment management policies. As a result of the review, management recommended to the Company's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund. The Company's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which has similar investment objectives and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a much larger combined fund that has, with respect to its Class A, Class C and Class I shares, lower total annual expense ratios than the Fund's Class A, Class C and Class I shares, respectively, without diluting such shareholders' interests. The Acquiring Fund also has a comparable performance record to that of the Fund for the one-, five- and ten-year periods ended December 31, 2017. As of February 28, 2018, the Fund had net assets of approximately $[___] million and the Acquiring Fund had net assets of approximately $[___] million. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus, as the Acquiring Fund's investment adviser, and Sarofim & Co., as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Acquiring Company's Board noted that the total annual expense ratios of the Acquiring Fund's Class A, Class C and Class I shares are estimated to decrease as a result of the Reorganization.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company's Board and the Acquiring Company's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on June 29, 2018 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class A, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C and Class I shares of record, as of the close of business on the

Closing Date, the Acquiring Fund Class A, Class C and Class I shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Company's Board and the Acquiring Company's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund. An additional condition to the Reorganization is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to shareholders of the Fund as a result of the Reorganization, the Fund will bear the expenses relating to the Reorganization. The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $200,000. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain AST Fund Solutions, LLC ("AST") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $35,000, plus any out of pocket expenses, such cost to be borne by the Fund, and is included in the estimated total expenses of the Reorganization listed above. The Fund has agreed to indemnify AST and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting. It is estimated that holders of the Fund's Class A, Class C and Class I shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately [7] months, [6] months and [6] months, respectively, after the Reorganization occurs based on the current estimate of the expenses of the Reorganization and each class's pro rata share of those expenses. The Acquiring Fund will not bear any costs associated with the Reorganization. The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, including those associated with the Reorganization. See "—Sale of Portfolio Securities" below.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objectives and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions, primarily its restriction on investing in other investment companies, could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan (i.e., the acquisition of shares of the Acquiring Fund in exchange for the Fund's assets and stated liabilities), Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization. The Fund will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Acquiring Fund and each fund's Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C and Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C and Class I shares for Acquiring Fund Class A, Class C and Class I shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of the Fund's fiscal year ended August 31, 2017, and as of [_____], 2018, the Fund had no capital loss carryforwards.

Sale of Portfolio Securities. If the Reorganization is approved by Fund shareholders, management currently estimates that approximately 17% of the Fund's portfolio securities (approximately $18.1 million or 9.8% of the Fund's net assets) may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $4,300, such cost to be borne by the Fund. The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $7 million in capital gains (approximately $0.71 per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE Company's BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, [unanimously] RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-58282). The Acquiring Fund's Prospectus, dated [March 1], 2018, is incorporated herein by reference to Post-Effective

Amendment No. [48] to the Acquiring Company's Registration Statement on Form N-1A, filed on [_____], 2018. The Acquiring Fund's Statement of Additional Information, dated [March 1], 2018, as revised or amended [_________], is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on [_____], 2018.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338). The Fund's Prospectus, dated December 29, 2017, is incorporated herein by reference to Post-Effective Amendment No. 174 to the Company's Registration Statement on Form N-1A, filed on December 27, 2017. The Fund's Statement of Additional Information, dated [______], 2018, as revised or amended [______________], is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act, on [________], 2018.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed online or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of Dreyfus, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33-1/3%) of the Fund's outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of Fund shares eligible to vote that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of February 28, 2018, either of record or beneficially, 5% or more of the outstanding Class A, Class C and Class I shares of the Fund and the outstanding Class A, Class C, Class I and Class Y shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Fund—Class A Shares

	%	%

	%	%

	%	%

Fund—Class C Shares

	%	%

	%	%

	%	%

Fund—Class I Shares

	%	%

	%	%

	%	%

Acquiring Fund—Class A Shares

	%	%

	%	%

	%	%

Acquiring Fund—Class C Shares

	%	%

	%	%

	%	%

Acquiring Fund—Class I Shares

	%	%

	%	%

	%	%

Acquiring Fund—Class Y Shares

	%	%

	%	%

	%	%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of February 28, 2018, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of February 28, 2018, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund (File No. 811-07512) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended October 31, 2017, filed on January 2, 2018. The financial statements of the Fund (File No. 811-05202) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended August 31, 2017, filed on October 31, 2017.

The audited financial statements of the Fund for its fiscal year ended August 31, 2017 and the audited financial statements of the Acquiring Fund for its fiscal year ended October 31, 2017 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, independent registered public accounting firm for the Fund, and Ernst & Young LLP, independent registered public accounting firm for the Acquiring Fund, respectively, incorporated by reference herein, and upon the authority of each said firm as an expert in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of February 22, 2018 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS CORE EQUITY FUND (the "Fund"), and DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS WORLDWIDE GROWTH FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C and Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1          Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

A-1

1.2         The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3         The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4          Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5         The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6         As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7         Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

A-2

1.8         Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9         Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.           VALUATION.

2.1         The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2         The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3         The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4          All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1         The Closing Date shall be June 29, 2018, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2         The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing

A-3

Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3          If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4         The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5         At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6         If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1          The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material

A-4

fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended August 31, 2017 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since August 31, 2017, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

A-5

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2         The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

A-6

(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended October 31, 2017 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since October 31, 2017, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been

A-7

made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE Acquiring COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1         The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2         The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

A-8

5.3         Subject to the provisions of this Agreement, the Company, on behalf of the Fund and the Acquiring Company, on behalf of the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4         As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5         The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6         The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7         The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8         As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1         All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2         The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3         The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

A-9

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1         All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2         The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1         This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

8.2         On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3         All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for

A-10

dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6         The Fund and Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

A-11

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1         This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2         If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.3.

9.3         Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1        None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2        This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3        This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4        This Agreement may be amended only by a signed writing between the parties.

11.5        This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations

A-12

hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Company or the Company, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Company's Charter or the Company's Charter. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS/LAUREL FUNDS, INC., on behalf of Dreyfus Core Equity Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC., on behalf of Dreyfus Worldwide Growth Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

A-13

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Acquiring Fund and the Fund

	Acquiring Fund Dreyfus Worldwide Growth Fund	Fund Dreyfus Core Equity Fund
	The Acquiring Fund may not…	The Fund may not…
Borrowing	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	Borrow money . . . except that . . . the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing . . . . The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money . . . .
Senior Securities	Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 (Borrowing) and 2 (Commodities) and Nonfundamental Policy No. 2 (Pledging Assets) may be deemed to give rise to a senior security.	[I]ssue senior securities as defined in the 1940 Act, except that . . . the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the . . . issuance of senior securities.
Commodities	Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.	Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.
Issuer Diversification	Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.	Purchase, with respect to 75% of the fund's total assets, securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

B-1

	Acquiring Fund Dreyfus Worldwide Growth Fund	Fund Dreyfus Core Equity Fund
	The Acquiring Fund may not…	The Fund may not…
Industry Concentration	Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or tax exempt securities issued by state or municipal governments and their political subdivisions, excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity, are not considered members of any industry.)
Lending Portfolio Securities; Loans	Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.	Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.
Real Estate	Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).
Underwriting	Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.	Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

B-2

	Acquiring Fund Dreyfus Worldwide Growth Fund	Fund Dreyfus Core Equity Fund
	The Acquiring Fund may not…	The Fund may not…
Margin	Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices	As a Nonfundamental Policy: Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

B-3

EXHIBIT C

INFORMATION ABOUT BOARD MEMBERS OF THE ACQUIRING COMPANY

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 - present)	Annaly Capital Management, Inc., Director (2014 - present)
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 - present)	N/A
Diane Dunst 1939 Board Member	President of Huntting House Antiques (1999 - present)	N/A
Nathan Leventhal 1943 Board Member	President Emeritus of the Lincoln Center for the Performing Arts (2001 - present) Chairman of the Avery Fisher Artist Program (1997 - 2014) Commissioner, NYC. Planning Commission (2007 - 2011)	Movado Group, Inc., Director (2003 - present)
Robin A. Melvin 1963 Board Member

Co-Chair, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – present; served as a board member since 2013)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – 2012)

N/A

[1]	Each of the Independent Board Members serves on the Board's audit, nominating, compensation and litigation committees, except that Mr. DiMartino does not serve on the compensation committee.

C-1

Each Board member of the Acquiring Company, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over twenty years. Ms. Bovich has been in the asset management business for forty years. Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members. The Board of the Acquiring Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board of the Acquiring Company believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Acquiring Company and to the Board have significant experience advising funds and fund board members. The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate. The Acquiring Company's Board evaluates its performance on an annual basis.

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•	Francine J. Bovich – Ms. Bovich serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

C-2

•	Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•	Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques. Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc. In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

•	Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus.

•	Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

C-3

DREYFUS CORE EQUITY FUND

The undersigned shareholder of Dreyfus Core Equity Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on April 3, 2018, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, June 6, 2018, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

———————————————————————————————————————

DREYFUS CORE EQUITY FUND

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C or Class I shares of the Fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION

[_________], 2018

Acquisition of the Assets of

DREYFUS CORE EQUITY FUND

(A Series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-DREYFUS

By and in Exchange for
Class A, Class C and Class I Shares of

DREYFUS WORLDWIDE GROWTH FUND

(A Series of Dreyfus Premier Worldwide Growth Fund, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [__________], 2018 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Core Equity Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), in exchange solely for Class A, Class C and Class I shares of Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), a series of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated [_______], 2018, as revised or amended [_________________________________].

2.	The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2017.

3.	The Fund's Statement of Additional Information dated [_______], 2018, as revised or amended [_________________________________].

4.	The Fund's Annual Report for the fiscal year ended August 31, 2017.

5.	Pro forma financial statements for the combined Fund and Acquiring Fund as of October 31, 2017.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on [_______], 2018 (File No. 33-58282). The financial statements of the Acquiring Fund (File No. 811-07512) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended October 31, 2017, filed on January 2, 2018.

The Fund's Statement of Additional Information is incorporated herein by reference to by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on [_______], 2018 (File No. 33-16338). The financial statements of the Fund (File No. 811-05202) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended August 31, 2017, filed on October 31, 2017.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on February 13, 2018, the Board of Directors of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Acquiring Company"), on behalf of Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), and, at a meeting held on February 21-22, 2018, the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company"), on behalf of Dreyfus Core Equity Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund's Class A, Class C and Class I shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Shareholders of the Fund will receive Class A, Class C and Class I shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund as of October 31, 2017 and is intended to present certain data as if the merger had been consummated on [November 1, 2017]. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor. The fiscal year end is October 31 for the Acquiring Fund and August 31 for the Fund. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual report [and semi-annual report] of the Fund, dated August 31, 2017 [and February 28, 2018, respectively], and in the annual report of the Acquiring Fund, dated October 31, 2017, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on [November 1, 2017].

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund and Fayez Sarofim & Co. ("Sarofim & Co.") is the sub-investment adviser to the Acquiring Fund and the Fund. Under its investment management agreement with Dreyfus, the Fund has agreed to pay Dreyfus a "unitary" fee at the annual rate of 1.10% of the value of the Fund's average daily net assets, and Dreyfus pays all of the Fund's expenses except for certain fees and expenses. Under its management agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets, and pays certain other service providers (such as the custodian and transfer agent) directly, and bears other Acquiring Fund expenses directly. Dreyfus, in turn, pays Sarofim & Co. for the provision of sub-investment advisory services to the Acquiring Fund and the Fund. The Fund will bear the expenses of the Exchange, estimated at $200,000, regardless of whether the Exchange is consummated.

As of October 31, 2017, the net assets of: (i) the Fund were $181,293,385 and (ii) the Acquiring Fund were $660,478,353. The net assets of the combined fund as of October 31, 2017 would have been $841,571,738 (after deducting for the estimated expenses of the Exchange borne by the Fund).

On a pro forma basis for the 12 months ended October 31, 2017, the proposed Exchange would result in a decrease in management fees charged of approximately $642,912 (or 0.08%) based on pro forma combined net assets.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. Management currently estimates that approximately 17% of the Fund's portfolio securities (approximately $18.1 million or 9.8% of the Fund's net assets) will be sold by the Fund before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code, in order to align the Fund's portfolio with the Acquiring Fund's portfolio (generally, stocks in the Financials, Energy and Retailing sectors). Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $4,300. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $7 million in gains as a result of the sale of such portfolio securities before consummation of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Exchange. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards. As of the Fund's fiscal year ended August 31, 2017, the Fund had no unused capital loss carryforwards.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on March 24, 2017 (File No. 33-58282) ("Post-Effective Amendment No. 44").

Item 16	Exhibits.
(1)(a)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 4 to the Registration Statement, filed on February 21, 1996.

(1)(b)	Articles Supplementary are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 9 to the Registration Statement, filed on July 28, 1999 ("Post-Effective Amendment No. 9").

(1)(c)	Form of Articles Supplementary is incorporated by reference to Exhibit (a)(2)(ii) of Post-Effective Amendment No. 32 to the Registration Statement, filed on June 20, 2013.

(1)(d)	Amendment to Articles of Incorporation is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 22 to the Registration Statement, filed on February 26, 2009.

(1)(e)	Articles Supplementary are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 44.

(2)	Amended and Restated By-Laws are incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 28 to the Registration Statement, filed on February 28, 2012.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 24 to the Registration Statement, filed on February 25, 2010 ("Post-Effective Amendment No. 24").

(6)(b)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 24.

(7)(1)	Amended and Restated Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 25 to the Registration Statement, filed on February 25, 2011 ("Post-Effective Amendment No. 25").

(7)(2)	Form of Distribution Plan Agreement is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 3 to the Registration Statement, filed on May 3, 1995 ("Post-Effective Amendment No. 3").

(7)(3)	Form of Shareholder Services Plan Agreement is incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 3.

(7)(4)	Supplemental Sales Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 19 to the Registration Statement, filed on February 27, 2007.

(7)(5)	Forms of Broker-Dealer Selling Agreement and Bank Selling Agreement is incorporated by reference to Exhibit (e)(5) of Post-Effective Amendment No. 42 to the Registration Statement, filed on February 27, 2017.

(7)(6)	Form of Service Agreement is incorporated by reference to Exhibit (e)(6) of Post-Effective Amendment No. 42 to the Registration Statement, filed on February 27, 2017.

(8)	Not Applicable.

(9)(a)	Custody Agreement with the Bank of New York Mellon is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 25.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 34 to the Registration Statement, filed on February 27, 2014.

(9)(c)	Second Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 42 to the Registration Statement, filed on February 27, 2017.

(10)(a)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 16 to the Registration Statement, filed on February 26, 2004.

(10)(b)	Rule 12b-1 Service Plan is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment 44.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment 44.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)(a)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant.*

(14)(b)	Consent of KPMG LLP, the independent registered public accounting firm of The Dreyfus/Laurel Funds, Inc.*

(15)	Not Applicable.

(16)	Power of Attorney.*

________________________

*	Filed herein or herewith.

**	To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 13th day of February, 2018.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Bitetto, Joseph M. Chioffi, Janette E. Farragher, Maureen E. Kane, Sarah S. Kelleher, Bennett MacDougall, Jeff Prusnofsky, Natalya Zelensky and James Windels and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, this Power of Attorney shall not in any manner revoke in whole or in part any power of attorney that the persons whose signatures appear below previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that the persons whose signatures appear below may execute, unless such subsequent power specifically provides that it revokes this Power of Attorney by referring to the date of execution of this document or specifically states that the instrument is intended to revoke all prior powers of attorney.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Bradley J. Skapyak Bradley J. Skapyak	President (Principal Executive Officer)	February 13, 2018

/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	February 13, 2018

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	February 13, 2018

/s/ Francine J. Bovich Francine J. Bovich	Board Member	February 13, 2018

/s/ Peggy C. Davis Peggy C. Davis	Board Member	February 13, 2018

/s/ Diane Dunst Diane Dunst	Board Member	February 13, 2018

/s/ Nathan Leventhal Nathan Leventhal	Board Member	February 13, 2018

/s/ Robin A. Melvin Robin A. Melvin	Board Member	February 13, 2018

STATE OF NEW YORK	)
		)	ss
COUNTY OF NEW YORK		)

On February 13, 2018 before me, the undersigned, personally appeared the above-named individuals, each personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Loretta Johnston
Notary Public

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)(a)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant
(14)(b)	Consent of KPMG LLP, the independent registered public accounting firm of The Dreyfus/Laurel Funds, Inc.